UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/13/2007

Quantum Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  1-13449

Delaware	94-2665054
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1650 Technology Drive
Suite 700
San Jose, CA 95110
(Address of principal executive offices, including zip code)

408-944-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective August 13, 2007, the Board of Directors of Quantum Corporation (the "Company") approved an amendment and restatement to the Company's Certificate of Incorporation to correct a typographical error in Article IX and to update the Company's registered office set forth in Article II, of the Company's Restated Certificate.

The full text of the Restated Certificate is attached to this Form 8-K as exhibit 3.1.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum Corporation

Date: August 16, 2007	By:	/s/ Shawn Hall
Shawn Hall
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-3.1	Amended and Restated Certificate of Incorporation, Effective August 13, 2007